Exhibit to Item 77P

                           MERRILL LYNCH TREASURY FUND

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            ------    ----------------------       ------  ---------------------------------
01/21/98  GSI   P    U.S. Treasury Strip             11.00MM  SALOMON BROTHERS, INC.       5.1130  USTS  5/15/98  ST NR
01/22/98             due 05/15/98                             AUBREY G LANSTON & CO INC.   5.1130  USTS  5/15/98  ST NR
                     @ 5.1640% NR

01/21/98  GSI   S    U.S. Treasury Bill              10.00MM  AUBREY G LANSTON & CO INC.   5.0000  USTE  2/5/98  TB NR
01/23/98             due 02/05/98                             DEUTSCHE MORGAN GRENFELL     4.9900  USTE  2/5/98  TB NR
                     @ 4.9900% NR

01/22/98  GSI   P    U.S. Treasury Strip             10.00MM  DEUTSCHE MORGAN GRENFELL     5.1260  USTS  5/15/98  ST NR
01/23/98             due 05/15/98                             AUBREY G LANSTON & CO INC.   5.1170  USTS  5/15/98  ST NR
                     @ 5.1260% NR

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
11/14/97  MMI   P    American Honda Finance Co       30.00MM  LEHMAN BROS. INC./LCPI       5.7000  American Honda Finance Co CP FT
11/14/97             due 02/10/98                             JP MORG. SEC/MORG. GUAR TR   5.7100  Toshiba American, Inc. CP FT
                     @ 5.7200% FT

01/05/98  MMI   P    Countrywide Home Loans Inc     100.00MM  GOLDMAN SACHS & COMPANY      5.5800  Countrywide Home Loans Inc CP FT
01/05/98             due 02/27/98                             LEHMAN BROS. INC./LCPI       5.5700  Countrywide Home Loans Inc CP FT
                     @ 5.6000% FT

01/06/98  MMI   P    Lexington Parker Capital        26.50MM  GOLDMAN SACHS & COMPANY      5.5300  Lexington Parker Capital CP FT
01/06/98             due 03/02/98                             JP MORG. SEC/MORG. GUAR TR   5.5300  Lexington Parker Capital CP FT
                     @ 5.5800% FT

01/08/98  MMI   P    Bank of America NT & SA CD      25.00MM  GOLDMAN SACES & COMPANY      5.6200  Bank of America NT & SA CD FT
01/12/98             cpn 5.6000 due 01/12/99                  LEHMAN BROS. INC./LCPI       5.6300  Bank of America NT & SA CD FT
                     dtd 01/12/980 5.6500% FT

01/15/98  MMI   P    National City Bank-(KT) VD      25.00MM  CREDIT SUISSE FIRST BOSTON   5.5040  National City Bank - (KT) VD FT
01/20/98             cpn 5.4830 due 01/20/99                  GOLDMAN SACES & COMPANY      5.4830  Huntington National VD FT
                     dtd 01/20/980 5.5350% FT

01/26/98  GSI   P    Student Loan Mrktng. Assn.      40.00MM  GOLDMAN SACHS & COMPANY      5.5990  Student Loan Mrktng. Assn. AF NR
02/02/98             cpn 5.6340 due 02/02/99                  CREDIT SUISSE FIRST BOSTON   5.6290  Student Loan Mrktng. Assn. AF NR
                     dtd 02/02/980 5.6590% NR

01/27/98  MMI   P    Diageo Capital PLC CP           70.00MM  LEHMAN BROS. INC./LCPI       5.4600  Diageo Capital PLC CP FT
01/28/98             due 03/27/98                             JP MDRG. SEC/MORG. GUAR TR   5.4600  Diageo Capital PLC CP FT
                     @ 5.4800% FT

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
02/06/98  MMI   P    Canadian Imper. Bk of Comm YD   50.00MM  CREDIT SUISSE FIRST BOSTON   5.6000  Deutsche Bank A.G. YD FT
02/10/98             cpn 5.5500 due 02/10/99                  BZW SECUR. INC/BARCLAYS BK   5.5900  Canadian Imper. Bk of Comm YD FT
                     dtd 02/10/980 5.6000% FT

02/18/98  MMI   S    American Honda Finance Co. CP   25.60MM  CREDIT SUISSE FIRST BOSTON   5.6000  American Honda Finance Co. CP FT
02/18/98             due 02/23/98                             LEHMAN BROS. INC./LCPI       5.6200  American Honda Finance Co. CP FT
                     @ 5.5800% FT

02/18/98  MMI   P    American Honda Finance Co. CP   39.00MM  CREDIT SUISSE FIRST BOSTON   5.4900  American Honda Finance Co. CP FT
02/18/98             due 05/21/98                             LEHMAN BROS. INC./LCPI       5.4600  American Honda Finance Co. CP FT
                     @ 5.5200% FT

02/18/98  MMI   S    American Honda Finance Co. CP   40.00MM  CREDIT SUISSE FIRST BOSTON   5.6000  Amercian Honda Finance Co. CP FT
02/18/98             due 02/25/98                             LEHMAN BROS. INC./LCPI       5.6200  American Honda Finance Co. CP FT
                     @ 5.5800% FT

02/18/98  MMI   P    American Honda Finance Co. CP   11.00MM  CREDIT SUISSE FIRST BOSTON   5.4900  American Honda Finance Co. CP FT
02/18/98             due 05/11/98                             LEHMAN BROS. INC./LCPI       5.4600  American Honda Finance Co. CP FT
                     @ 5.5200% FT

02/25/98  MMI   S    Lexington Parker Cap. Co. CP    26.50MM  MORGAN STANLEY & CO, INC.    5.5600  Lexington Parker Cap. Co. CP FT
02/25/98             due 03/02/98                             CREDIT SUISSE FIRST BOSTON   5.5600  Lexington Parker Cap. Co. CP FT
                     @ 5.5600% FT

02/25/98  MMI   P    Lexington Parker Cap. Co. CP    26.50MM  MORGAN STANLEY & CO, INC.    5.5000  Lexington Parker Cap. Co. CP FT
02/26/98             due 05/29/98                             CREDIT SUISSE FIRST BOSTON   5.5200  Lexington Parker Cap. Co. CP FT
                     @ 5.5200% FT

03/17/98  MMI   P    Lexington Parker Cap. Co. CP    49.60MM  CREDIT SUISSE FIRST BOSTON   5.5200  Lexington Parker Cap. Co. CP FT
03/17/98             due 06/09/98                             MORGAN STANLEY & CO, INC.    5.5200  Lexington Parker Cap. Co. CP FT
                     @ 5.5400% FT

03/17/98  MMI   P    Fleet National Bank N.A. VD     50.00MM  GOLDMAN SACHS & COMPANY      5.6160  Fleet National Bank N.A. VD FT
03/19/98             cpn 5.5650 due 03/19/99                  LEHMAN BROS. INC./LCPI       5.6110  Fleet National Bank N.A. VD FT
                     dtd 03/19/980 5.6200% FT

04/02/98  MMI   P    Lexington Parker Cap. Co. CP    50.00MM  CREDIT SUISSE FIRST BOSTON   5.5400  Lexington Parker Cap. Co. CP FT
04/02/98             due 06/05/98                             MORGAN STANLEY & CO, INC.    5.5400  Lexington Parker Cap. Co. CP FT
                     @ 5.5600% FT

04/14/98  MMI   P    Norddeutsche Landes. Gir. YD    25.00MM  GOLDMAN SACES & COMPANY      5.7600  Deutsche Bank A.G.- YD FT
04/16/98             cpn 5.7200 due 04/16/99                  JP MORG. SEC/MORG. GUAR TR   5.7500  Canadian Imper. Bk of Comm YD FT
                     dtd 04/16/980 5.7600% FT

                               Exhibit to Item 77P

                           MERRILL LYNCH INSTITUTIONAL

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
04/16/98  MMI   P    Republic Indus. Fndg. Co. CP   49.30MM   CREDIT SUISSE FIRST BOSTON   5.5300  Republic Indus. Fndg. Co. CP FT
04/16/98             due 05/29/98                             CHASE SECURITIES, INC.       5.S300  Republic Indus. Fndg. Co. CP FT
                     @ 5.5300% FT

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
01/20/98  GSI   P    Federal Home Loan Mrtg. Co AF   50.00MM  LEHMAN BROS. INC./LCPI       5.4750  Federal Home Loan Mrtg. Co AF NR
01/26/98             cpn 5.4250 due 01/27/98                  JP MORG. SEC/MORG. GUAR TR   5.4750  Federal Home Loan Mrtg. Co AF NR
                     dtd 01/26/98@ 5.4960% NR

01/28/98  GSI   P    Student Loan Mrktng. Assn. AF   10.00MM  GOLDMAN SACHS & COMPANY      5.6080  Federal Natl. Mrtg. Assn. AF NR
02/04/98             cpn 5.6830 due 02/04/00                  CREDIT SUISSE FIRST BOSTON   5.6690  Student Loan Mrktng. Aasn. AF NR
                     dtd 02/04/98@ 5.7080% NR

                               Exhibit to Item 77P

                               MERRILL LYNCH GOVT

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
02/11/98  GSI   S    Federal Home Loan Mrtg. Co DN   50.00MM  JP MORG. SEC/MORG. GUAR TR   5.3850  Federal Home Loan Mrtg. Co DN YR
02/12/98             due 04/24/98                             HSBC SECURITIES, INC.        5.3900  Federal Home Loan Mrtg. Co DN YR
                     @ 5.3700% NR

03/20/98  GSI   P    Federal Natl. Mrtg. Assn. AC    20.00MM  GOLDMAN SACHS & COMPANY      5.5860  Federal Natl. Mrtg. Assn. AC NR
03/26/98             cpn 5.5200 due 03/26/99                  DONALDSON, LUFKIN & JEN      5.5970  Federal Natl. Mrtg. Assn. AC NR
                     dtd 03/26/98@ 5.6020% NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
11/13/97  MMI   P    Altas Funding Corporation CP    49.50MM  LEHMAN BROS. INC./LCPI       5.8000  Atlas Funding Corporation CP FT
11/17/97             due 12/15/97                             GOLDMAN SACHS & COMPANY      5.8000  Atlas Funding Corporation CP FT
                     @ 5.8000% FT

11/14/97  MMI   P    American Honda Finance Co CP    30.00MM  LEHMAN BROS. INC./LCPI       5.7000  American Honda Finance Co CP FT
11/14/97             due 02/10/98                             JP MORG. SEC/MORG. GUAR TR   5.7100  Toshiba America, Inc. CP FT
                     @ 5.7200% FT

01/06/98  MMI   P    Lexington Parker Capital CP     69.30MM  GOLDMAN SACHS & COMPANY      5.5300  Lexington Parker Capital CP FT
01/06/98             due 03/02/98                             JP MORG. SEC/MORG. GUAR TR   5.5300  Lexington Parker Capital CP FT
                     @ 5.5800% FT

01/08/98  MMI   P    Bank of America NT & SA CD      25.00MM  GOLDMAN SACHS & COMPANY      5.6200  Bank of America NT & SA CD FT
01/12/98             cpn 5.6000 due 01/12/99                  LEHMAN BROS. INC./LCPI       5.6300  Bank of America NT & SA CD FT
                     dtd 01/12/98e 5.6500% FT

01/13/98  GSI   S    Federal Home Loan Bank DN       50.00MM  CREDIT SUISSE FIRST BOSTON   5.l900  Federal Home Loan Bank DN NR
01/14/98             due 07/10/98                             GOLDMAN SACES & COMPANY      5.2000  Federal Natl. Mrtg. Assn. DN NR
                     @ 5.1700% NR

01/15/98  MMI   P    American Honda Finance Co. MV   25.00MM  CREDIT SUISSE FIRST BOSTON   5.4120  American Honda Finance Co. MV FT
01/20/98             cpn 5.8220 due 04/06/98                  GOLDMAN SACHS & COMPANY      5.4120  American Honda Finance Co. MV FT
                     dtd 0l/0S/98Q 5.6220% FT

01/15/98  MMI   P    National City Bank - (KT) VD    25.00MM  CREDIT SUISSE FIRST BOSTON   5.5040  National City Bank - (KT) VD FT
01/20/98             cpn 5.4830 due 01/20/99                  GOLDMAN SACHS & COMPANY      5.4830  Huntington National VD FT
                     dtd 01/20/98Q 5.5350% FT

01/20/98  MMI   P    Allomon Funding Corp. CP        19.90MM  LEHMAN BROS. INC./LCPI       5.4500  Allomon Funding Corp. CP FT
01/20/98             due 04/13/98                             SALOMON BROTHERS. INC.       5.4500  Allomon Funding Corp. CP FT
                     @ 5.4500% FT

01/20/98  GSI   P    U.S. Treasury Note              10.00MM  LEHMAN BROS. INC./LCPI       5.3740  USTN 12/31/97 5.625  TN NR
01/21/98             cpn 5.6250 due 12/31/99                  JP MORG. SEC/MORG. GUAR TR   5.3740  USTN 12/31/97 5.625  TN NR
                     dtd 12/31/970 5.3740% NR

01/26/98  GSI   P    Student Loan Mrktng. Assn. AF   60.00MM  GOLDMAN SACHS & COMPANY      5.5990  Student Loan Mrktng. Assn. AF NR
02/02/98             cpn 5.6340 due 02/02/00                  CREDIT SUISSE FIRST BOSTON   5.6290  Student Loan Mrktng. Assn. AF NR
                     dtd 02/02/980 5.6590% NR

01/27/98  MMI   P    Diageo Capital PLC CP           70.00MM  LEHMAN BROS. INC./LCPI       5.4600  Diageo Capital PLC CP FT
01/28/98             due 03/27/98                             JP MORG. SEC/MORG. GUAR TR   5.4600  Diageo Capital PLC CP FT
                     @ 5.4800% FT

                               Exhibit to Item 77P

                         ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
01/28/98  GSI   P    Student Loan Mrktng. Assn. AF   76.00MM  GOLDMAN SACHS & COMPANY      5.6080  Federal Natl. Mrtg. Assn. AF NR
02/04/98             cpn 5.6830 due 02/04/00                  CREDIT SUISSE FIRST BOSTON   5.6690  Student Loan Mrktng. Assn. AF NR
                     dtd 02/04/98@ 5.7080% NR

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
02/05/98  MMI   P    Societe Generale, NY YD         25.00MM  CREDIT SUISSE FIRST BOSTON   5.5900  Societe Generale, NY YD FT
02/09/98             cpn 5.5500 due 02/09/99                  GOLDMAN SACHS & COMPANY      5.5900  Societe Generale, NY YD FT
                     dtd 02/09/980 5.6000% FT

02/06/98  MMI   P    Societe Generale, NY YD         25.00MM  CREDIT SUISSE FIRST BOSTON   5.6000  Deutsche Bank A.G. YD FT
02/10/98             cpn 5.5800 due 02/10/99                  BZW SECUR. INC/BARCLAYS BK   5.5900  Canadian Imper. Bk of Comm VD FT
                     dtd 02/10/980 5.6100% FT

02/25/98  MMI   S    Lexington Parker Cap. Co. CP    69.30MM  CREDIT SUISSE FIRST BOSTON   5.5600  Lexington Parker Cap. Co. CP FT
02/25/98             due 03/02/98                             MORGAN STANLEY & CO, INC.    5.5600  Lexington Parker Cap. Co. CP FT
                     @ 5.5600% FT

02/25/98  MMI   P    Lexington Parker Cap. Co. CP    69.30MM  MORGAN STANLEY & CO, INC.    5.5000  Lexingotn Parker Cap. Co. CP FT
02/26/98             due 05/29/98                             CREDIT SUISSE FIRST BOSTON   5.5000  Lexington Parker Cap. Co. CP FT
                     @ 5.5200% FT

02/26/98  MMI   S    Diageo Capital PLC CP           70.00MM  GOLDMAN SACHS & COMPANY      5.5700  Diageo Capital PLC CP FT
02/26/98             due 03/27/98                             LEHMAN BROS. INC./LCPI       5.6000  Diageo Capital PLC CP FT
                     @ 5.5500% FT

02/27/98  MMI   P    Banner Receivables Corp. CP     36.10MM  JP MORG. SEC/MORG. GUAR TR   5.7500  Banner Receivables Corp. CP FT
02/27/98             due 05/01/98                             MORGAN STANLEY & CO, INC.    5.8000  Banner Receivables Corp. CP FT
                     @ 5.8300% FT

03/16/98  MMI   P    Bankers Trust Company VD        75.00MM  CREDIT SUISSE FIRST BOSTON   5.6040  Bankers Trust Company VD FT
03/18/98             cpn 5.5730 due 03/18/99                  GOLDMAN SACHS & COMPANY      5.6090  Bankers Trust Company VD FT
                     dtd 03/18/980 5.6140% FT

03/18/98  MMI   P    Student Loan Mrktng Assoc. AF   30.00MM  GOLDMAN SACHS & COMPANY      5.5870  Student Loan Mrktng Assoc. AF NR
03/19/98             cpn 5.3380 due 08/02/99                  LEHMAN BROS. INC./LCPI       5.5770  Student Loan Mrktng Assoc. AF NR
                     dtd 08/02/940 5.5920% NR

03/25/98  MMI   P    Deutsche Bank A.G. YD           50.00MM  CREDIT SUISSE FIRST BOSTON   5.7200  Deutsche Bank A.G. YD FT
03/26/98             cpn 5.6700 due 03/26/99                  DEUTSCHE MORGAN GRENFELL     5.7000  Deutsche Bank A.G. YD FT
                     dtd 03/26/980 5.7200% FT

04/02/98  MMI   P    Lexington Parker Cap. Co. CP    76.30MM  CREDIT SUISSE FIRST BOSTON   5.5400  Lexington Parker Cap. Co. CP FT
04/02/98             due 06/05/98                             MORGAN STANLEY & CO, INC.    5.5400  Lexington Parker Cap. Co. CP FT
                     @ 5.5600% FT

04/02/98  MMI   P    Lexington Parker Cap. Co. CP    80.50MM  MORGAN STANLEY & CO, INC.    5.5500  Park Ave Receivables CP FT
04/02/98             due 05/12/98                             CREDIT SUISSE FIRST BOSTON   5.5400  Lexington Parker Cap. Co. CP FT
                     @ 5.5600% FT

                               Exhibit to Item 77P

                          ML PREMIER INSTITUTIONAL FUND

                                 TRADING VOLUME


Trade     Sub
Settle    Code  P/S       Security                  Amount    Competitive Broker           Prices             Security
--------  ----  ---  -------------------            -------   ----------------------       ------  ---------------------------------
04/03/98  MMI   P    Bankers Trust Company CD        25.00MM  JP MORG. SEC/MORG. GUAR YR   5.6500  Bankers Trust Company CD FT
04/06/98             cpn 5.6800 due 04/06/99                  GOLDMAN SACHS & COMPANY      5.6400  Bankers Trust Company CD FT
                     dtd 04/06/980 5.6600% FT


                                       12